UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 3, 2019

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2019, Amyris, Inc. (the “Company”) received a letter (the “Notice”) from the Nasdaq Stock Market (the “Exchange”) notifying the Company that it is not in compliance with the requirement of Nasdaq Listing Rule 5250(c)(1) for continued listing on the Exchange as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Form 10-K”). This notification has no effect on the listing of the Company’s common stock at this time.

Pursuant to the Notice, the Company is required to submit to the Exchange a plan (the “Plan”) to regain compliance with the Exchange’s requirements for continued listing within 60 calendar days of the date of the Notice. If the Exchange accepts the Company’s Plan, the Exchange may grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until September 30, 2019, to regain compliance.

On March 19, 2019, the Company filed a Notification of inability to timely file Form 10-K on Form 12b-25 due to the Company’s need for additional time to finalize the accounting for and disclosure of the significant transactions with Koninklijke DSM N.V. that closed in November 2018, and to complete its evaluation of internal control over financial reporting for 2018 and finalize related disclosures in the Form 10-K.

The Company continues to work diligently to complete the Form 10-K and file it with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable. The Company expects to file the Form 10-K with the SEC, and thereby regain compliance with the Exchange’s requirements for continued listing, prior to the date by which the Company is required to submit the Plan.

Item 7.01. Regulation FD Disclosure.

On April 9, 2019, the Company issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated April 9, 2019

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of the Form 10-K, the Company’s ability to regain compliance with the Exchange’s requirements for continued listing and related matters. These statements are subject to risks and uncertainties, including the failure of the Company to file the Form 10-K on its expected timeline, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: April 9, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer